EXHIBIT 99.5
                                LEHMAN BROTHERS

                               DERIVED INFORMATION

                            $140,000,000 CERTIFICATES

                          THE MONEY STORE TRUST 1997-D

                        Home Improvement Loans (Pool III)

                              The Money Store, Inc.
                                   as Servicer

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)


SECURITIES OFFERED:

TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------------
                                                        Approx.     Estimated        Prin.        Expected      Stated    Expected
                Approx.        % of                     Expected    WAL/MDUR         Pmt.         Final         Final     Ratings
Certificates     Size          Total      Benchmark     Price        (yrs)          Window                                S&P/Fitch
                 ($)                                                               (months)      Maturity    Maturity
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $59,200,000    42.29%    Curve         100.000%     1.17 / 1.08   30 mths      6/15/00     8/15/09      AAA/AAA
Class A-2 (1)     $19,617,000    14.01%    3 Yr Tsy      100.000%     3.00 / 2.64   15 mths      8/15/01    11/15/11      AAA/AAA
Class A-3 (1)     $13,963,000     9.97%    Curve         100.000%     5.00 / 4.09   37 mths      8/15/04     4/15/16      AAA/AAA
Class A-4 (1)     $14,320,000    10.23%    10 Yr Tsy     100.000%    10.32 / 6.91  155 mths      6/15/17     3/15/24      AAA/AAA
Class M-1 (1)      $9,450,000     6.75%    Curve         100.000%     7.57 / 5.40  178 mths      4/15/16     3/15/24       AA/AA
Class M-2 (1)     $10,500,000     7.50%    Curve         100.000%     7.55 / 5.35  170 mths      8/15/15     3/15/24        A/A
Class B (1)       $12,950,000     9.25%    Curve         100.000%     7.47 / 5.26  156 mths      6/15/14     3/15/24      BBB/BBB
-----------------------------------------------------------------------------------------------------------------------------------

TO 10% CALL (2):
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Approx.     Estimated        Prin.       Expected    Stated      Expected
                  Approx.      % of                       Expected    WAL/MDUR         Pmt.        Final       Final       Ratings
Certificates      Size         Total       Benchmark      Price        (yrs)          Window                              S&P/Fitch
                 ($)                                                               (months)      Maturity    Maturity
-----------------------------------------------------------------------------------------------------------------------------------
Class A-4 (1)     $14,320,000     10.23%    10 Yr Tsy     100.000%     7.76 / 5.76   17 mths      12/15/05     3/15/24     AAA/AAA
Class M-1(1)       $9,450,000      6.75%     Curve        100.000%     6.32 / 4.84   54 mths      12/15/05     3/15/24      AA/AA
Class M-2 (1)     $10,500,000      7.50%     Curve        100.000%     6.32 / 4.81   54 mths      12/15/05     3/15/24       A/A
Class B (1)       $12,950,000      9.25%     Curve        100.000%     6.32 / 4.76   54 mths      12/15/05     3/15/24     BBB/BBB

---------------------------------------------------------------------------------------------------------------------------------

(1) PREPAYMENTS ARE 1.7% CPR IN MONTH ONE INCREASING BY 1.7% CPR EACH MONTH TO 17%
    CPR BY MONTH 10, REMAINING AT 17% CPR SUBSEQUENT TO MONTH 10 ("17% HEP").

(2) ASSUMES THAT POOL I FIXED RATE LOANS ARE RUN AT 24% HEP AND POOL II ARMS ARE RUN
    AT 26% CPR.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)


 SENSITIVITY ANALYSIS
                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS
TO MATURITY

SENSITIVITY ANALYSIS
                                               PROJECTED PERFORMANCE
                                       UNDER VARYING PREPAYMENT ASSUMPTIONS
TO MATURITY
----------------------------------------------------------------------------------------------------------------------------------
% HEP                               10.0%        12.0%          14.0%         17.0%          20.0%         25.0%        30.0%

CLASS A-1
Avg. Life (yrs)                     1.69         1.49           1.34          1.17          1.05           0.90         0.79
Mod Duration (yrs)                  1.52         1.35           1.23          1.08          0.97           0.84         0.74
Window (begin-end)  (mths)        1 - 45       1 - 39         1 - 35        1 - 30        1 - 26         1 - 22       1 - 19
Expected Final Maturity          9/15/01      3/15/01        11/15/00      6/15/00        2/15/00       10/15/99     7/15/99
Yield @ 100.000%                    6.55         6.53           6.51          6.48          6.46           6.42         6.38

CLASS A-2
Avg. Life (yrs)                     4.54          3.97           3.52          3.00          2.61           2.14         1.82
Mod Duration (yrs)                  3.80          3.38           3.04          2.64          2.32           1.94         1.66
Window (begin-end)(mths)         45 - 67       39 - 59        35 - 52       30 - 44        26 - 39       22 - 31      19 - 26
Expected Final Maturity          7/15/03      11/15/02        4/15/02       8/15/01        3/15/01       7/15/00      2/15/00
Yield @ 100.000%                    6.56          6.56           6.55          6.53          6.52           6.50         6.48

CLASS A-3
Avg. Life (yrs)                     7.37          6.53           5.84          5.00          4.35           3.29         2.44
Mod Duration (yrs)                  5.60          5.09           4.65          4.09          3.64           2.84         2.18
Window (begin-end)(mths)        67 - 116      59 - 102        52 - 92       44 - 80        39 - 70       31 - 57      26 - 33
Expected Final Maturity           8/15/07      6/15/06        8/15/05       8/15/04       10/15/03       9/15/02      9/15/00
Yield @ 100.000%                    6.80          6.79           6.79          6.78          6.77           6.75         6.73

CLASS A-4
Avg. Life (yrs)                     14.17        12.89          11.76         10.32          9.12           7.53         5.76
Mod Duration (yrs)                   8.48         8.00           7.54          6.91          6.34           5.52         4.40
Window (begin-end)(mths)        116 - 281    102 - 270       92 - 255     80 -  234      70 - 217       57 - 185     33 - 159
Expected Final Maturity           5/15/21      6/15/20        3/15/19       6/15/17        1/15/16       5/15/13      3/15/11
Yield @ 100.000%                    7.20          7.20           7.20          7.20          7.19           7.19         7.17

CLASS M-1
Avg. Life (yrs)                     10.66         9.60           8.70          7.57          6.65           5.64         5.41
Mod Duration (yrs)                   6.90         6.42           5.98          5.40          4.90           4.34         4.26
Window (begin-end)(mths)         65 - 268     57 - 253       50 - 237      43 - 220      37 - 200       42 - 169     49 - 145
Expected Final Maturity           4/15/20      1/15/19        9/15/17       4/15/16        8/15/14       1/15/12      1/15/10
Yield @ 100.000%                    7.33          7.33           7.32          7.32          7.31           7.31         7.31

CLASS M-2
Avg. Life (yrs)                     10.63         9.58           8.68          7.55          6.63           5.55         4.99
Mod Duration (yrs)                   6.82         6.35           5.92          5.35          4.85           4.25         3.94
Window (begin-end)(mths)         65 - 260     57 - 242       50 - 231      43 - 212      37 - 191       39 - 162     42 - 138
Expected Final Maturity           8/15/19      2/15/18        3/15/17       8/15/15       11/15/13       6/15/11      6/15/09
Yield @ 100.000%                    7.53          7.53           7.53          7.52          7.52           7.51         7.50
----------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 SENSITIVITY ANALYSIS (CONTINUED)

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY

----------------------------------------------------------------------------------------------------------------------------------
% HEP                               10.0%         12.0%         14.0%          17.0%         20.0%        25.0%        30.0%

CLASS B
Avg. Life (yrs)                     10.57          9.52          8.61          7.47           6.56          5.44         4.75
Mod Duration (yrs)                   6.70          6.24          5.82          5.26           4.77          4.15         3.75
Window (begin-end)(mths)         65 - 244      57 - 232      50 - 219      43 - 198       37 - 176      37 - 149     38 - 126
Expected Final Maturity           4/15/18       4/15/17       3/15/16        6/15/14       8/15/12        5/15/10      6/15/08
Yield @ 100.000%                     7.83          7.83          7.83          7.82           7.81           7.80         7.80

-----------------------------------------------------------------------------------------------------------------------------------

TO 10% CLEANUP CALL (1)
----------------------------------------------------------------------------------------------------------------------------------
% HEP                               10.0%          12.0%         14.0%          17.0%         20.0%          25.0%        30.0%

CLASS A-4
Avg. Life (yrs)                      8.46          8.29           8.10          7.76           7.32          6.58         5.27
Mod Duration (yrs)                   6.14          6.05           5.95          5.76           5.50          5.05         4.16
Window (begin-end)(mths)        102 - 102     100 - 100        92 - 98       80 - 96        70 - 94       57 - 92      33 - 91
Expected Final Maturity           6/15/06       4/15/06        2/15/06      12/15/05       10/15/05       8/15/05      7/15/05
Yield @ 100.000%                     7.19          7.19           7.19          7.19           7.19          7.18         7.17

CLASS M-1
Avg. Life (yrs)                      7.80          7.35           6.91          6.32           5.78          5.19         5.18
Mod Duration (yrs)                   5.73          5.47           5.21          4.84           4.50          4.12         4.14
Window (begin-end)(mths)         65 - 102      57 - 100        50 - 98       43 - 96        37 - 94       42 - 92      49 - 91
Expected Final Maturity           6/15/06        4/15/06       2/15/06      12/15/05       10/15/05       8/15/05      7/15/05
Yield @ 100.000%                     7.32          7.32           7.32          7.31           7.31          7.30         7.30

CLASS M-2
Avg. Life (yrs)                      7.80          7.35           6.91          6.32           5.78          5.11         4.78
Mod Duration (yrs)                   5.69          5.43           5.17          4.81           4.47          4.04         3.83
Window (begin-end)(mths)         65 - 102      57 - 100        50 - 98       43 - 96        37 - 94        39 - 92     42 - 91
Expected Final Maturity           6/15/06       4/15/06        2/15/06      12/15/05       10/15/05        8/15/05     7/15/05
Yield @ 100.000%                     7.53          7.52           7.52          7.52           7.51           7.51        7.50

CLASS B
Avg. Life (yrs)                      7.80          7.35           6.91          6.32           5.78          5.07         4.61
Mod Duration (yrs)                   5.62          5.37           5.11          4.76           4.42          3.97         3.67
Window (begin-end)(mths)         65 - 102      57 - 100        50 - 98       43 - 96        37 - 94       37 - 92      38 - 91
Expected Final Maturity           6/15/06       4/15/06        2/15/06       12/15/05      10/15/05       8/15/05      7/15/05
Yield @ 100.000%                     7.82          7.82           7.82           7.81          7.81          7.80         7.79

----------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES THAT POOL I FIXED RATE LOANS ARE RUN AT 24% HEP AND POOL II ARMS ARE RUN
    AT 26% CPR.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 COLLATERAL SUMMARY

Collateral statistics for the Sample Loans are listed below as of the CUT-OFF DATE.

                                  SAMPLE LOANS

TOTAL NUMBER OF LOANS                                               4,349

TOTAL OUTSTANDING LOAN BALANCE                             $79,962,306.96

   BALLOON (% OF TOTAL)                                              0.02%
   LEVEL PAY (% OF TOTAL)                                           99.98%

AVERAGE LOAN PRINCIPAL BALANCE                                 $18,386.37

WEIGHTED AVERAGE COUPON                                             13.08%

WEIGHTED AVERAGE ORIGINAL TERM (MTHS)                                 224

RANGE OF ORIGINAL TERMS                                 1 - 60:      2.09%
                                                      61 - 120:     12.86%
                                                     121 - 180:     22.42%
                                                     181 - 240:     33.25%
                                                     241 - 300:     29.38%

WEIGHTED AVERAGE REMAINING TERM (MTHS)                                223

LIEN POSITION (FIRST/SECOND/THIRD/FOURTH)   7.67% / 82.85% / 9.47% / 0.02%

PROPERTY TYPE

        SINGLE FAMILY                                               97.73%
        2-4 FAMILY                                                   1.04%
        CONDO                                                        0.56%
        OTHER                                                        0.67%

OCCUPANCY STATUS

        OWNER OCCUPIED                                              99.27%
        INVESTMENT/SECOND HOME                                       0.73%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than              CA:    24.93%
4% of principal balance                                      IL:     7.26%
                                                             FL:     4.69%
                                                             NY:     4.20%
PRODUCT TYPE

       FHA INSURED HOME IMPROVEMENTS                                15.14%
       CONVENTIONAL HOME IMPROVEMENTS                               84.86%

DELINQUENCY

       CURRENT                                                      99.25%
       30 - 59 DAYS                                                  0.75%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)